UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 17, 2019

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 17, 2019, Northwest Natural Gas Company (NW Natural) issued and sold $140,000,000 aggregate principal amount of Secured Medium Term Notes, consisting of $50,000,000 aggregate principal amount of 3.141% Secured Medium-Term Notes due 2029, and $90,000,000 aggregate principal amount of 3.869% Secured Medium-Term Notes due 2049 (the “Notes”). The Notes were offered for sale pursuant to a registration statement on Form S-3 (SEC File No. 333-227662-01) (the “Registration Statement”), which became automatically effective upon filing with the Securities and Exchange Commission on October 2, 2018, and a Pricing Supplement, dated June 11, 2019, to a Prospectus Supplement, dated October 3, 2018, to a Prospectus, dated October 2, 2018.

In connection with the offering and sale of the Notes, NW Natural is filing two legal opinions regarding the validity of the Notes as Exhibit 5(a) and 5(b) to this Form 8-K for the purpose of incorporating the opinions into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

Exhibit Index

Exhibit	Description

5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the Notes.

5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: June 17, 2019	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate Secretary